July 15, 1997

                        SUPPLEMENT TO PROSPECTUS DATED
                                June 2, 1997

                          AFBA Five Star Fund, Inc.

                          Mutual Fund Total Returns

Page 23

The table and footnotes under the caption "Mutual Fund Total Returns" should read as follows:

Mutual Fund Total Returns1

                                                Inception2
                                Year Ended      to Year Ended
                                June 30, 1997   June 30, 1997

Buffalo Balanced Fund           17.06%          14.69%
S&P 500 and Merrill Lynch
  Bond Fund Weighted Index      20.08%          18.48%
Buffalo Equity Fund             31.77%          32.76%
S&P 500 Index                   31.98%          31.77%
Buffalo USA Global Fund         32.54%          30.89%
S&P 500 Index                   31.98%          31.77%
Buffalo High Yield Fund         18.33%          18.31%
Merrill Lynch High Yield
  Bond Fund Index               14.30%  1       1.95%

1 Mutual fund total return (price change and reinvested distributions)

2 The inception dates of the mutual funds are: Buffalo Balanced
Fund - August 12, 1994; Buffalo Equity Fund; Buffalo USA Global Fund; and Buffalo High Yield Fund - May 19, 1995.

The comparative indices are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in mutual fund performance. The fees if reflected, would reduce the performance quoted. The mutual fund performance assumes the reinvestment of all dividends and distributions. The comparative indices have been adjusted to reflect reinvestment of dividends on securities in the index.

The Standard and Poor's 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.

The Merrill Lynch Bond Fund Index is an unmanaged index composed of all corporate bond funds including short, intermediate and long-term bond funds.

The Merrill Lynch High Yield Bond Fund Index is an unmanaged index composed of all high yield bond funds.

The Merrill Lynch High Yield Bond Fund Index is an unmanaged index composed of all high yield bond funds.

The S&P 500 and Merrill Lynch Bond Fund Index Weighted Average is a hypothetical combination of unmanaged indices and reflects a 50% each equal weighting; at 6-30-97, the Buffalo Balanced Fund's portfolio consisted of an approximate mix of 29% stocks and 69% bonds (the percentage allocations did not vary significantly throughout the periods presented).